UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 4, 2003

MISSISSIPPI CHEMICAL CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Mississippi	001-12217	64-0292638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3622 Highway 49 East
Yazoo City, Mississippi	39194
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 662-746-4131

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Item 5. Other Events

              On February 4, 2003, the New York Stock Exchange issued the Press Release attached hereto as Exhibit 99 regarding the NYSE's determination to delist the Registrant's securities.

Item 7. Financial Statements and Exhibits.

            (c) Exhibits.

                 99 New York Stock Exchange Press Release dated February 4, 2003.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSISSIPPI CHEMICAL CORPORATION

By: /s/ Timothy A. Dawson
Timothy A. Dawson
Senior Vice President and
Chief Financial Officer

Date: February 4, 2003

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